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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 19, 1997

                                MCN CORPORATION
             (Exact name of registrant as specified in its charter)

       MICHIGAN                   1-10070                   38-2820658
State of Incorporation       (Commission File            (I.R.S. Employer
                                   Number)              Identification No.)

 500 GRISWOLD STREET, DETROIT, MICHIGAN                         48226
(Address of principal executive offices)                      (Zip Code)

              Registrant's telephone number, including area code:
                                 (313) 256-5500
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ITEM 5. OTHER EVENTS

        MCN Corporation ("MCN" or the "Registrant") is filing herewith the following in connection with the offering of its 2,645,000 FELINE PRIDES pursuant to the registration statement of the Registrant and MCN Financing III, among others, on Form S-3 (No. 333-21175) filed with the Securities and Exchange Commission under the Securities Act of 1933.

                              INDEX TO EXHIBITS

EXHIBIT
NUMBER                           EXHIBIT

5.1          Underwriting Agreement dated March 19, 1997 with respect to the
             FELINE PRIDES.

5.2 Amended and Restated Declaration of Trust of MCN Financing III, dated as of March 19, 1997.

5.3 Third Supplemental Indenture, dated as of March 19, 1997, between MCN and NBD Bank.

5.4 Preferred Securities Guarantee Agreement, dated as of March 19, 1997, between MCN and Wilmington Trust Company.

5.5 Purchase Contract Agreement dated March 25, 1997 between MCN and The First National Bank of Chicago, as Purchase Contract Agent.

5.6 Pledge Agreement dated March 25, 1997 among MCN, Chase Manhattan Bank, as Collateral Agent, and The First National Bank of Chicago, as Purchase Contract Agent.


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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MCN CORPORATION

                                  By  /s/ Sebastian Coppola
                                      ---------------------------
                                      Sebastian Coppola
                                      Senior Vice President and Treasurer

Date: March 27, 1997

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                                EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------

5.1          Underwriting Agreement dated March 19, 1997 with respect to the
             FELINE PRIDES.

5.2 Amended and Restated Declaration of Trust of MCN Financing III, dated as of March 19, 1997.

5.3 Third Supplemental Indenture, dated as of March 19, 1997, between MCN and NBD Bank.

5.4 Preferred Securities Guarantee Agreement, dated as of March 19, 1997, between MCN and Wilmington Trust Company.

5.5 Purchase Contract Agreement dated March 25, 1997 between MCN and The First National Bank of Chicago, as Purchase Contract Agent.

5.6 Pledge Agreement dated March 25, 1997 among MCN, Chase Manhattan Bank, as Collateral Agent, and The First National Bank of Chicago, as Purchase Contract Agent.